Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes
(8)	Income Taxes

The Company’s effective income tax rates were -0.1% and -0.9% for the three months ended September 30, 2021 and 2020, respectively, and 0.4% and 0.3% for the nine months ended September 30, 2021 and 2020, respectively. The Company has computed its provision for income taxes based on the estimated annual effective income tax rate and is affected by recurring items, such as tax rates in foreign jurisdictions and the relative amounts of income the Company earns in those jurisdictions. It is also affected by the changes in discrete items that may occur in any given period. The increase in the effective income tax rate in 2021 compared to the same periods in 2020 was primarily due to a higher pre-tax income, partially offset by an increased proportion of the Company’s income generated in lower tax jurisdictions in 2021 and a higher amount of income tax benefit associated with discrete items.